CresAlta Small and Mid-Cap ETF

Summary Prospectus

April 30, 2026

Trading Symbol: CVSM

Listed on NYSE Arca, Inc.

www.cresalta.com

Before you invest, you may want to review the CresAlta Small and Mid-Cap ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.cresalta.com. You can also get this information at no cost by calling 1.855.704.4684 or by writing to Paralel Distributors LLC, 1700 Broadway Suite 2100, Denver, Colorado 80290.

Investment Objective

The investment objective of CresAlta Small and Mid-Cap ETF (the “Fund”) is long-term capital appreciation and income generation.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses[1]
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[2]	0.00%
Acquired Fund Fees and Expenses[3]	0.00%
Total Annual Fund Operating Expenses	0.55%

[1]	CresAlta Investment Management, Inc. (“CresAlta” or the “Adviser”) has agreed to pay substantially all expenses of the Fund out of its unitary management fee, including the cost of transfer agency, custody, fund administration and other non-distribution related services necessary for the Fund to operate, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses and other non-routine or extraordinary expenses.
[2]	Estimated amounts for the initial fiscal year.
[3]	Acquired Fund Fees and Expenses (“AFFE”), which are estimated for the Fund’s initial fiscal year, are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$56	$176

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund’s investment strategy is designed to have low turnover. However, because the Fund has not yet commenced operations, the portfolio turnover rate is not available. In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalizations are within the range of those in the Russell 2500 Index at the time of purchase (such companies hereinafter referred to as “SMID” companies).

The Adviser begins by reviewing a universe of more than 2,500 companies using proprietary screening methods to identify companies primarily listed on an exchange in the U.S. that the Adviser believes are financially strong and well-managed companies and which the Adviser believes are selling at attractive valuations. In this regard, the Adviser seeks companies that have low valuations based on a variety of valuation metrics such as enterprise value-to-sales, generally carry less debt than their peers and are improving fundamentally. The Adviser selects 40-60 companies across most market sectors and avoids concentrating in any one company or industry.

The Adviser considers the track record of a company’s management in creating wealth for shareholders and improving fundamentals prior to the Fund making an investment in such company. Additionally, the Adviser analyzes a company’s long-term financial strength and evaluates the uniqueness of its competitive position. The Adviser believes that the combination of thin analyst coverage, low valuations, strong balance sheets and improving fundamentals will allow the Fund to invest in companies that will typically create economic value for shareholders over the long run.

At the stock level, the Adviser utilizes forensic accounting methods to identify potential problems with company cash flows and the balance sheet. The Adviser expects to consider both positive and negative catalysts, including changes in key leadership positions, in making investment decisions for the Fund.

The Fund may sell a security if the Adviser determines the business cycle dictates a shift in strategy or if a company’s fundamental prospects have changed.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

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Active Management Risk. The Fund’s judgments about an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to its benchmark, or not to achieve its investment goal. Losses also may occur if there are mistakes or limitations in the data used or execution of the strategy. The Fund has a specific investment strategy. If that strategy were to go out of favor with investors or otherwise fail to produce satisfactory performance results, the Fund could need to close. Portfolio turnover may end up higher than expected, which would result in higher transactional and brokerage fees.

●	Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, its Adviser, its Sub-Adviser and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, its Adviser, its Sub-Adviser the Fund’s other service providers, market makers (“MMs”), Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.

●	Dividend-Paying Stock Risk. While the Fund may hold securities of companies that have historically paid a dividend yield, those companies may reduce or discontinue their dividends, reducing the yield of the Fund. Low-priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market.

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Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

●	Equity Market Risk. The Fund invests in equity securities with an investment strategy significantly exposed to the performance of such securities, which include common stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, public health, and banking crises. Holdings in common stock, or common stock equivalents, of any given issuer, would generally be exposed to greater risk than holdings of preferred stocks and debt obligations of the same issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors of such issuers.

●	ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, the Fund is exposed to the following risks:

○	Fluctuating Values. An ETF’s shares may trade at a market price that is above or below their NAV. Shares may trade at a material discount to NAV if there are a limited number of APs or MMs, or if such APs and MMs become unable to process creation and/or redemption orders.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of MMs and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) MMs and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading. Although Shares are listed for trading on New York Stock Exchange Arca (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.

○	Tax Laws Unfavorable. Under current tax laws, ETFs operate with certain tax benefits. If tax laws were to change, those benefits could be eliminated.

●	General Market Risks. The stock market, bond market, and values of individual securities fluctuate. Decreases in such values will result in decreases to the value of the Fund. Changes in economic conditions, including but not limited to interest rates, credit availability, inflation rates, industry conditions, government regulation, competition, technological developments, political events and trends, tax laws, and other laws, affect securities values, which would adversely impact the value of the Fund and create unexpected volatility. Unexpected volatility could impair the Fund’s profitability or result in losses.

●	Geographic Concentration Risk. The Fund currently is limited to U.S. company stocks, so the Fund will generally have more exposure to political, economic, social, or regulatory events in the U.S. Adverse developments in other countries also could have a negative impact on the Fund’s performance.

●	Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

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Limited History Risk. The Fund is a new ETF and has a limited history of operations for investors to evaluate. The Adviser is a recently formed company that has not previously managed an ETF. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

●	Small- and Mid-Capitalization Investing Risk. The Fund may invest in securities of small- and mid-cap issuers. Securities of small- and mid-cap issuers may present greater risks than those of large-cap issuers. For example, small- and mid-cap issuers often have limited product lines, markets, or financial resources. They may be subject to high volatility in revenues, expenses, and earnings. Their securities may be thinly traded, may be followed by fewer investment research analysts, and may be subject to wider price swings, which may create a greater chance of loss than when investing in securities of larger-cap issuers. The market prices of securities of small- and mid-cap issuers generally are more sensitive to changes in earnings expectations, to corporate developments, and to market rumors than are the market prices of large-cap issuers.

●	Valuation. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. APs who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance

As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.cresalta.com (the website does not form a part of this prospectus) and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. Past performance may not indicate future results.

Management

Adviser:	CresAlta Investment Management, Inc.

Trading Sub-Adviser	Vident Asset Management (“Vident” or the “Sub-Adviser”)

Portfolio Manager:	Joshua Stevens, Chief Investment Officer of CresAlta and Sr. VP of Investments at AMG National Trust Bank, has served the Fund as portfolio manager (“Portfolio Manager”) since it commenced operations in 2026.

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.cresalta.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.